UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2018

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Cardinal Health, Inc. (the "Company") held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) on November 7, 2018. For more information on the five proposals included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 26, 2018 (the "Proxy Statement"), see the Proxy Statement.
Proposal 1. The shareholders elected the nine nominees listed below to the Company's board of directors (the "Board"), each to serve until the 2019 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, and voted as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Colleen F. Arnold	231,224,722	3,657,103	143,799	30,423,514
Carrie S. Cox	200,526,876	34,317,540	181,208	30,423,514
Calvin Darden	228,684,177	6,170,045	171,402	30,423,514
Bruce L. Downey	232,930,262	1,873,176	222,186	30,423,514
Patricia A. Hemingway Hall	233,496,176	1,343,201	186,247	30,423,514
Akhil Johri	233,490,818	1,320,902	213,904	30,423,514
Michael C. Kaufmann	232,665,530	2,161,205	198,889	30,423,514
Gregory B. Kenny	230,882,620	3,918,610	224,394	30,423,514
Nancy Killefer	232,046,007	2,786,964	192,653	30,423,514
Proposal 2. The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 2019, and voted as follows:

For	261,677,021
Against	3,485,013
Abstained	287,104
Broker Non-Votes	0
Proposal 3. The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, and voted as follows:

For	220,872,513
Against	13,682,381
Abstained	470,730
Broker Non-Votes	30,423,514
Proposal 4. The shareholders did not approve the shareholder proposal on a policy to not exclude legal and compliance costs for purposes of determining executive compensation, and voted as follows:

For	40,790,202
Against	193,683,786
Abstained	551,636
Broker Non-Votes	30,423,514
Proposal 5. The shareholders did not approve the shareholder proposal on the ownership threshold for calling a special meeting of shareholders, and voted as follows:

For	116,239,622
Against	118,081,753
Abstained	704,249
Broker Non-Votes	30,423,514

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 13, 2018	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Executive Vice President, Deputy General Counsel and Corporate Secretary

3